                     RESOLUTION NUMBER 0732 OF JULY 19, 2000

          "WHEREBY A HYDROCARBON EXPLOITATION ENVIRONMENTAL LICENSE IS
                                    GRANTED"




                                     DECIDES

ARTICLE FIRST-. Granting GHK COMPANY COLOMBIA, an Environmental License for Exploitation, or for Developing the Guaduas Field, formed by the Dindal and Rio Seco blocks, located in the West of the department of Cundinamarca, in the jurisdiction of the municipalities of Guaduas, Chaguani,Viani, Villeta, Quebrada Negra, Utica, and Caparrapi, whereas within the following coordinate vertex:

-----------------------------------------------------------------------------------------------------------
Vertexes               Flat Coordinates             Geographic Coordinates
Dindal Block           North                East    North                             East




-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Vertexes               Flat Coordinates             Geographic Coordinates
Dindal Block           North                East    North                             East



-----------------------------------------------------------------------------------------------------------

PARAGRAPH FIRST: The total project area is 43.620 hectares, whereby 26.155 hectares correspond to Dindal Block and 17.465 hectares correspond to Rio Seco Block.

The activities whereby this Environmental License is granted are as follows:

1. 120 development development wells, whereby 67 shall be located in the Rio Seco Block and 53 in the Dindal Block.

2. Drilling 13 injection wells, and construction and operation of their gas injection lines.

3.   Use of water and oil-based muds for the well drilling.

4. Access Road improvement and construction to each of the wellsite development areas.

5. Improvement and Construction of 21 platforms for development drilling (7 in Rio Seco and 14 in Dindal), and 13 injection well locations.

6. Production of 12 drilled wells in the exploration phase, and the construction and operation of their flow lines.

7. Construction and Operation of a second Production Facilities phase PF-1 to expand the production capacity up to 50000 BFPD and 15 MMSPCD.

8. Construction and Operation of a third Production Facilities phase PF-2 to expand the production capacity up to 100000 BFPD and 20 MMSPCD.

9. Construction of the Exploration Area Logistic Center (CLEX) whereby the containers, dining rooms, cafeteria, pipe supply yards, chemical product storage warehouse, machinery maintenance and repairing areas.

10.  Seismic Prospective Programs

                     RESOLUTION NUMBER 0732 OF JULY 19, 2000

          "WHEREBY A HYDROCARBON EXPLOITATION ENVIRONMENTAL LICENSE IS
                                    GRANTED"


PARAGRAPH SECOND: Flow line Construction and Operation from each of the drilled wells to the production facilities and main multiphases.

a) GHK COMPANY COLOMBIA is authorized to construct and operate the flow lines from ES-4 to TP-1 as follows:

GHK COMPANY COLOMBIA is authorized to initially install two provisional threaded 3 1/2" flow lines, surface along the edge of the road, as indicated in the drawing No. 54113 as required by for the production tests, at which time the company shall remove the threaded piping.

b) The activities for the flow lines of ES-4 to TP-1authorized herein are as follows:

o    Location and stacking

o    Equipment mobilization and piping transportation

o    Right of way, preparation, and layout

o    Local transportation and pipe placement

o    Bending, alignment, and welding

o    x-ray control

o    Valve installation

o    Joint Coating and pipe protection

o    Ditch opening

o    Pipe Lowering and burying

o    Special crossings

o    Final cleaning

o    Acceptance tests and drills

o    Hydrostatic tests

o    Filling and operation

o    Operation

c) The Company GHK COMPANY COLOMBIA, shall follow the following standards for constructing and operating the Flow lines for ES-4 to TP-1 wells:

o For the hydrostatic tests, the Company GHK COMPANY COLOMBIA shall only take the required volume (310m(3)) of the El Hoyon aquifer located in TP-1. (TP-1 has the corresponding environmental licenses)

o The used water discharge shall be done by re-injection in the well ES-1, upon treatment in accordance with the provisions set forth in Decree 475/98 and pursuant to the Environmental Management Plan.

o No discharge of any of these waters in superficial or irrigation flows is authorized.

o The Company GHK COMPANY COLOMBIA, shall to all possible extent reutilize the test water for different portions of the pipeline, thus decreasing the amount of water to be collected and thus reducing the use of reactants for its further treatment.

o The Company GHK COMPANY COLOMBIA, shall bury the pipe where there are dwellings close to the right of way.

o In the event that they may be cutting wastes during the construction, such wastes must be transported to the ZODMES authorized in the field of Guaduas for its proper disposal.

o The Company GHK COMPANY COLOMBIA, shall revegetate 880 m(2), in the involved areas as follows:

--------------------------------------------------------------------------------
         STRETCH                     ABSCISSA                      AREA
--------------------------------------------------------------------------------

                     RESOLUTION NUMBER 0732 OF JULY 19, 2000

          "WHEREBY A HYDROCARBON EXPLOITATION ENVIRONMENTAL LICENSE IS
                                    GRANTED"


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

o The Company GHK COMPANY COLOMBIA, as a compensation measure for the removal of herbal and tree coverage on some areas (15.5 m(3)), shall establish 5 HAS of the surrounding involved areas of the main streams and creeks intercepted by the flow lines.

The final areas shall be determined by the Corporacion Autonoma Regional de Cundinamarca (CAR), by using tree and bush species as determined by the Environmental Management Plan (EPM), as follows: Madre de agua, Hojiancho, cordoncillo, Amarillo pena, Pyande, rayado, Moho, Mario, Velero.

o For selecting the flow line routes, the Company GHK COMPANY COLOMBIA, shall take into account the following environmental criteria:

o    Use the existing road infrastructure
o Minimizing intervention in forest belts of secondary and pioneer succession stages in streams and creeks
o    Minimize the number of special crossings
o Burying the pipe in the areas where there are dwellings close to the right of ways, observing the security areas
o Avoid new transfer lines to the Guaduas-La Dorada Pipeline, provided that such lines would further deteriorate the environment to a comparison of layout alternatives
o    Minimize the fractionating of lots devoted to agricultural activities
o    Apply the established principles of ASME b382 standard

PARAGRAPH THIRD-. Constructing and operating the Early Production Facilities EPP for a production estimated in 20000 BFPD and 6 MMSPCD.

The activities for production facilities authorized herein are:

Fluid Receipt System
Liquid and Gas Hydrocarbon Treatment System
Production Water Treatment System
Crude Tankage System (at least 1 day of production)
Nitrogen Injection Plant
Auxiliary Systems (chemical injection, diesel fuels, main electric system, emergency electric system, instrumental air system, flaring system, rainwater management system, tank level measurement automatic system, communication system)

PARAGRAPH FOURTH-. Transfer line Constructing and operating at TP-1 well up to k2+428 of the Guaduas-La Dorada Pipeline.

The crude transfer line activities authorized herein are:

o    Location and stacking
o    Equipment mobilization and tubing transportation
o    Right of way opening, preparation, and layout
o    Local transportation and pipe placement
o    Pipe lowering and burying
o    Special crossings
o    Ditch opening
o    Hydrostatic tests
o    Pumping

For the transfer line between TP-1 and k2+428 of the Guaduas-La Dorada Pipeline, the Company GHK COMPANY COLOMBIA shall:

                     RESOLUTION NUMBER 0732 OF JULY 19, 2000

          "WHEREBY A HYDROCARBON EXPLOITATION ENVIRONMENTAL LICENSE IS
                                    GRANTED"


o For the hydrostatic tests take only the required volume (18.84m(3)) of the El Hoyon aquifer located in the TP-1 well (TP-1 has the corresponding environmental licenses).

o The used water discharge shall be done by re-injection in the well ES-1 upon treatment in accordance with the provisions set forth in Decree 475/98 and pursuant to the Environmental Management Plan.

o No discharge of any of these waters in superficial or irrigation flows is authorized.

o Reutilize, to the extent possible, the test water for different portions of the pipe, thus decreasing the amount of water used and thus reducing the use of reactants for its further treatment.

o    Bury the pipes where there are dwellings close to the right of way.

o In the event that there may be cutting wastes during the construction, such wastes must be transported to ZODMES authorized in he field of Guaduas for its proper disposal.

o    Revegetate 5680 m(2) in the involved areas as follows:

       ------------------------------------------------------------------
                        ABSCISA                 AREA
       ------------------------------------------------------------------

       ------------------------------------------------------------------

o As a compensation measure for the removal of herbal and tree coverage on some areas, shall establish 6 HAS of the involved areas of the main streams and creaks intercepted by the flow lines.

The final areas shall be determined by the Corporacion Autonoma Regional de Cundinamarca (CAR), using tree and bush species.

PARAGRAPH FIFTH-. The following are the coordinates of the new 34 drilling locations to be built. From each of them, the Company GHK COMPANY COLOMBIA shall only be able to drill a maximum of 4 development wells. From the injection well locations the Company shall be able to drill 1 injection well

         COORDINATES OF THE AREAS OF INTEREST FOR THE DEVELOPMENT WELLS

-----------------------------------------------------------------------------------------------------------
         LOCATIONS                 COORDINATES                RURAL AREA               MUNICIPALITY
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

ARTICLE SECOND-. The Environmental License granted herein also includes the activity of removing washout and quarry material.

The Company GHK COMPANY COLOMBIA shall purchase such material from authorized suppliers within the area.

PARAGRAPH FIRST-. For the purpose of obtaining washout and quarry material, all the environmental management measures shall be taken strictly into account, so as to develop an activity in accordance with the environmental standards and to prevent from affecting the environment.

PARAGRAPH SECOND-. Prior to obtaining the abovementioned material, a copy of the mining title or permit issued to the third party by the Ministry of Mines and Energy shall be sent the Ministry of Environment.

                     RESOLUTION NUMBER 0732 OF JULY 19, 2000

          "WHEREBY A HYDROCARBON EXPLOITATION ENVIRONMENTAL LICENSE IS
                                    GRANTED"


PARAGRAPH THIRD-. The Environmental License granted to the Company GHK COMPANY COLOMBIA, includes the permits, authorizations, and assignments of environmental nature, required for the use, exploitation or impact of the natural renewable resources required in developing the project as indicated below

1.       Hydric Resources:

UNDERGROUND WATER CONCESSION

The underground waters collection of the El Hoyon aquifer is hereby authorized through the upper part of the ES-4o , ES-6E, ES-9, TP-2E, TP-5, TP-11, and TP-14 wells in a 2.5 lps flow each, in order to meet the residential consumption needs of the camp and cafeteria, and the industrial well needs only when the drilling activities are being carried out.

Likewise, the underground water use of the El Hoyon aquifer along the upper part of the TP-3E well in a 5 lps flow to meet the residential and industrial consumption needs as part of the activities to be carried out in the production facilities (under current CAR's consession)

The exploitation of the resource is authorized for a period of 12 hours per day, in order to grant enough time for recovering the aquifer. The Company GHK COMPANY COLOMBIA, shall install a flow meter at the wellhead and shall daily log the exploitation conducted. This data shall be sent to this Ministry as well as the water monitoring reports.

2.       RAINWATER AND WASTE INDUSTRIAL AND RESIDENTIAL TREATED WATERS DISPOSAL

The rainwater, waste industrial and residential water disposal for operating the Guaduas field is authorized as follows:

-----------------------------------------------------------------------------------------------------------
             WASTE TYPE                      MANAGEMENT AND                          VOLUME
                                                DISPOSAL
-----------------------------------------------------------------------------------------------------------
Rainwater                            These are collected by a slope                  Variable
                                     top trench system and a
                                     perimetral ditch system, towards
                                     skimmers acting as by 3 chambers
                                     that act as grease tramps
                                     sedimenting and storage.  These
                                     can at last be taken to natural
                                     drainage by drain outlet and
                                     energy dispersers
-----------------------------------------------------------------------------------------------------------
Residential Waste Waters             These waters coming from             1.5 l/s per well and 1.5 lI/s for
                                     bathrooms, laundry, kitchens are     facilities is for production
                                     initially collected in a septic tank,
                                     and then to a Red Fox activated type
                                     mud plant. The final disposal shall
                                     be made to an infiltration field,
                                     spraying, in adjacent areas or by
                                     irrigation on unpaved roads upon
                                     compliance with the standards set
                                     forth in TABLE No.1
-----------------------------------------------------------------------------------------------------------
Industrial Waste Waters              It covers the waters resulting
                                     from the mud drilling treatment,
                                     hydrostatic tests, and
                                     water-related production, oily
                                     waters, waters used for equipment
                                     cleaning and maintenance.  These
                                     waters shall be treated by
                                     physical, chemical sedimentation
-----------------------------------------------------------------------------------------------------------

                     RESOLUTION NUMBER 0732 OF JULY 19, 2000

          "WHEREBY A HYDROCARBON EXPLOITATION ENVIRONMENTAL LICENSE IS
                                    GRANTED"


-----------------------------------------------------------------------------------------------------------
                                     processes, coagulation,
                                     flocculation and aeration. in a
                                     pool system to be ultimately
                                     disposed through a reinjection
                                     process to the Guaduas formation
                                     by injection wells, spraying in
                                     adjacent areas or by irrigation
                                     of unpaved roads.  This latter
                                     shall be done in accordance with
                                     the standards set forth in Table
                                     No. 1.  The production related
                                     waters reinjection to the Guaduas
                                     formation shall comply with the
                                     standards set forth in CHART No. 2
-----------------------------------------------------------------------------------------------------------

The Company GHK COMPANY COLOMBIA shall comply with the following standards in disposing the residential and industrial waste waters, through spraying in adjacent areas in the access roads.

                                   CHART NO, 1

-----------------------------------------------------------------------------------------------------------
              STANDARD                          EXPRESSED AS                MAXIMUM PERMISSIBLE
                                                                                  VALUE
-----------------------------------------------------------------------------------------------------------
(ph)                                 Units
-----------------------------------------------------------------------------------------------------------
DBO
-----------------------------------------------------------------------------------------------------------
DQO                                                                     Absent
-----------------------------------------------------------------------------------------------------------
Grease and oils
-----------------------------------------------------------------------------------------------------------
Chlorides
-----------------------------------------------------------------------------------------------------------
Conductivity
-----------------------------------------------------------------------------------------------------------
Total hydrocarbons                                                      Absent
-----------------------------------------------------------------------------------------------------------
Tensoactives
-----------------------------------------------------------------------------------------------------------
Cadmium
-----------------------------------------------------------------------------------------------------------
Phenol
-----------------------------------------------------------------------------------------------------------
Mercury
-----------------------------------------------------------------------------------------------------------
Lead
-----------------------------------------------------------------------------------------------------------
Barium
-----------------------------------------------------------------------------------------------------------
Total solids
-----------------------------------------------------------------------------------------------------------
Sulfate
-----------------------------------------------------------------------------------------------------------
Coliformes fecales
-----------------------------------------------------------------------------------------------------------
Coliformes totales
-----------------------------------------------------------------------------------------------------------
Cyanide
-----------------------------------------------------------------------------------------------------------

Provided by CAR. 1999

The Company GHK COMPANY COLOMBIA shall comply with the following standards when disposing the industrial waste waters through reinjection.

                                   TABLA NO. 2

-----------------------------------------------------------------------------------------------------------
              STANDARD                          EXPRESSED AS                MAXIMUM PERMISSIBLE VALUE
-----------------------------------------------------------------------------------------------------------
Conductivity
-----------------------------------------------------------------------------------------------------------
Total solids
-----------------------------------------------------------------------------------------------------------
Particles
-----------------------------------------------------------------------------------------------------------
Oil in water
-----------------------------------------------------------------------------------------------------------
Water pressure
-----------------------------------------------------------------------------------------------------------
Sulfates
-----------------------------------------------------------------------------------------------------------
Chloride
-----------------------------------------------------------------------------------------------------------

                     RESOLUTION NUMBER 0732 OF JULY 19, 2000

          "WHEREBY A HYDROCARBON EXPLOITATION ENVIRONMENTAL LICENSE IS
                                    GRANTED"


-----------------------------------------------------------------------------------------------------------
Phenols
-----------------------------------------------------------------------------------------------------------
Color                                Units
-----------------------------------------------------------------------------------------------------------
Turbidity                            Units
-----------------------------------------------------------------------------------------------------------
Ph
-----------------------------------------------------------------------------------------------------------

PARAGRAPH FIRST-. The production related waters reinjected in the Guaduas formation is authorized in the ES1-S and TP-1S wells, in accordance to that set forth in the study "Environmental Evaluation of the waste residential waters in ES-1S by a numerical simulation."

Whereby the Company GHK COMPANY COLOMBIA shall:

1. Determine the porosity and permeability of the Hoyon formation and particularly in the Guaduas formation, during the drilling of a well, in order to balance the completed samples.

2. Keep a daily log of the water level through the annular, each time water is injected in order to semiquantatively determine the draw down horizon injection pressure.

3. Build up a monitoring well network, with a minimum of six monitoring wells, close to the injection area, enabling the physical chemical quality monitoring of the water chart and measuring monitoring well levels, whereby there is a way to monitor any changes in the chemical composition of water.

     The estimated depth of such monitoring shall be the minimum corresponding to the top of the Guaduas formation, and the standards to be measured are contained in the obligations set forth in the monitoring program for underground waters.

4. Keep itemized records of the physical chemical quality of the injection water at the authorized injection wells, as well as of the water production wells. To ensure that the injected water in the authorized wells complies with the minimum standards of quality standards set forth in Table No. 2.

5. The authorized reinjection flow (Q) ranges between five thousand (5000) to Ten thousand (10000) barrels per day per well.

6. Isolate completely the new injection wells in the Hoyon formation, thus ensuring that the injected fluid migration towards the formation be non-existent even in the long run.

     Likewise, (if technically possible) not cementing the base sand and coal base horizons of Guaduas formation (tkg) since these enable a rapid injected fluid storage given its hydraulic conditions.

3.   SOLID WASTE TREATMENT, MANAGEMENT, AND DISPOSAL

a)   BIODEGRADABLE ORGANIC WASTES

Part of the residential solid wastes generated in the cafeteria and dining rooms shall be devoted to animal feeding. The remaining part of these wastes shall be bioremedially and disposably treated in sanitary trenches, upon compliance with the technical specifications regarding the final solid waste soil disposal.

The Company GHK COMPANY COLOMBIA shall install monitoring wells in the direct area of influence of the final disposal site and shall prepare a quarterly follow-up on the underground water quality.

                     RESOLUTION NUMBER 0732 OF JULY 19, 2000

          "WHEREBY A HYDROCARBON EXPLOITATION ENVIRONMENTAL LICENSE IS
                                    GRANTED"


b)       RECYCLABLE WASTES

Glass, plastic, paper bottles, and plastic wrappings shall be stored in 55 gallon bins in the disposal area, with the following color labels: WHITE for paper and cardboard; YELLOW, for plastics, GRAY, for glass. This material shall be transported on a daily basis to Guaduas to be delivered to the organized recycling groups.

c)       OILY MUDS

The wastes resulting from the maintenance activities of separation systems and storage tanks and energy generation, shall be transported to the biodegradation sites for the oily muds in the CLEX for its proper treatment.

d)       HAZARDOUS WASTES

The hazardous wastes such as a filter, batteries, chemical product packaging, fuels and oils, cement sacks, radioactive elements, etc., shall be daily stored in the supply center and shall be returned to the suppliers or manufacturers for its final reutilization or disposal.

e)       FLAMMABLE WASTES

These are wastes such as: gloves, overall garment, burlaps, geomembrane cloths, hydrocarbon -soaked cloths, toilet paper, gauzes and cottons, packages, syringes, and first aid material. These shall be stored in 55-gallon red colored bins, which shall be daily collected and taken to the supply center to be burned.

The burner used to treat these wastes shall have combustion and post combustion system ensuring the complete waste degradation as well as the control mechanisms for particulates and emissions.

ARTICLE FORTH-. The Environmental License which is hereby granted. Conditions the beneficiary of this Resolution to the fulfillment of the obligations contained in the Environmental Impact Study and the Environmental Management Plan submitted by the Company to the compliance of the current environmental regulations, as well as to that established above to the compliance of following obligations:

1. The Company GHK COMPANY COLOMBIA shall submit 30 days prior to initiating the works, before this Ministry, an Environmental Management Plan and/or the update (according to each case) for each drilling project that the Company intends to carry out, including the respective flow lines, enclosing the topographic drawings of the locations and the material disposal sites, strictly complying with the following criteria:

o    No well drillings in slope areas or with over 40% slopes are allowed.
o    No well drillings at distances below 150 m of any riverbed are allowed.
o No drillings or detonations less than 500 m of any faulting that may be detected in the area. are allowed
o leave a non-protected intervention area of 150 m in connection with natural forest areas.
o Leave a minimum 150-m distance as to dwellings, populated home areas and urban expansion areas, which are located in the area of direct influence.
o    Graded sites, to locate drilling platforms of 1.5 ha maximum.
o    Road widths of at the most 8 meters wide.

2. When selecting and conforming the disposal and management zones of sterile material, the Company GHK COMPANY COLOMBIA shall implement the following environmental measures for handling excavation material disposal zones, (ZODMEs):

                     RESOLUTION NUMBER 0732 OF JULY 19, 2000

          "WHEREBY A HYDROCARBON EXPLOITATION ENVIRONMENTAL LICENSE IS
                                    GRANTED"


o The areas determined, as ZODME's shall be preferably located in a flat area; if this is not possible, due to the soil characteristics, a natural slope area should be selected, and especially focusing on the adequate management of the rainy waters.

o The location site should be far away from the water bodies and from environmentally sensible areas set forth in the environmental zonings

o No ZODME's shall be located at a distance less than 30 meters of the maximum flooding contour elevation of water bodies. This measure shall be taken into consideration in flooding areas during winter season at which time water dams take place.

o The ZODME's site location shall be previously negotiated and no other areas may be used except those already established.

o For the ZODME's preparation, the vegetable and organic soil layer shall be removed.

o If the selected area is of high slope, a terrace or soil grading shall be carried out in order to provide support to the material that is going to be placed, at which case a granular material filter is required to ensure a normal area drainage, as well as energy dispersers and sedimentors in the areas where the material is driven to the natural drainage.

o The Excavation materials shall expand over the area in loose layers, of not more than 40 to 50 cm width; then these should be rammed down with a bulldozer reaching at least an 80% compression.

o Upon the material disposal, the surface shall be revegetated, in accordance with the established procedures for intervened areas.

3. The Company GHK COMPANY COLOMBIA, prior to returning the hazardous material, shall submit before this Ministry agreements executed for this purpose between the Company and the suppliers responsible for finally disposing of such material.

4. In the specific location, facilities, and flow line management plans, the species and volumes of the forest material to be exploited shall be determined, and in case these are beyond those established in the standard (article 60 of Decree 1791 of 1996, i.e. 20 m(3)), the Company GHK COMPANY COLOMBIA shall process and obtain the authorization before the corresponding environmental authority, prior to the execution of the works.

5. The Company GHK COMPANY COLOMBIA shall inform this Ministry and the Corporacion Autonoma Regional de Cundinamarca (CAR) about any changes that may emerge in the management, disposal and treatment of solid, liquid, atmospheric emissions, noise and waste

6.   EXCLUSION ZONES

The Company GHK COMPANY COLOMBIA shall restrain from performing any oil-related activity in the areas of:

a)       San Francisco Forest Reserve and its compensation area.
b) The area declared as a forest, hydric, and agricultural reserves by the municipality of Guaduas (set forth in accordance with the contract 024 of September 5, 1998)
c) Areas at a distance of approximately 100 meters to the water springs, river bed forests and a 30-meter the water bodies, as of the maximum flooding level.
d) Populated areas (urban areas), infrastructure utilities, inlets and water catchment.

                     RESOLUTION NUMBER 0732 OF JULY 19, 2000

          "WHEREBY A HYDROCARBON EXPLOITATION ENVIRONMENTAL LICENSE IS
                                    GRANTED"


7. The Company GHK COMPANY COLOMBIA shall ensure that prior to the initiation of the well drilling, the foreseen residential and industrial waste water management and disposal systems are operating (those technically feasible).

8. The Company GHK COMPANY COLOMBIA shall provide permanent maintenance to those access roads used for the project and those roads that lead to locations and/or facility areas, ensuring their stability, degradation control processes, water management, and dust emission control.

9. The Company GHK COMPANY COLOMBIA shall implement the current environmental regulations set forth for banners and advertisement.

10. The Company GHK COMPANY COLOMBIA shall avoid developing production activities on the areas identified as high environmental sensitive areas as set forth in the Environmental Impact Study (EIS), corresponding to the Zoning Map for Environmental Activity Management.

11. The Company GHK COMPANY COLOMBIA shall ensure to permanently inform the community of the area of influence of each of the activities, both of the project itself and the various management measures and social management plan.

12. The Administrative Act hereof, only authorizes the use of floor flares, confined in a burning pit with a maximum area of 25 m(2) and a minimum of a 5 meter depth, which shall have a thermal, lightning, and sound insulation system. The installation of high flares is by no means hereby authorized.

13. The Company GHK COMPANY COLOMBIA shall only mobilize crude on load trucks from 6 am to 6 pm at a maximum speed of 30 km/hour. Likewise, the Company shall comply with the current regulations set forth for hazardous substance transportation (corresponding classes).

14. The Company GHK COMPANY COLOMBIA shall inform the dates for the simulacrums to be performed in accordance with the obligations set forth in the contingency plan.

15. The Company GHK COMPANY COLOMBIA shall strictly comply with the Social Management Plan stated in the Environmental Management Plan submitted before this Ministry as follows:



-----------------------------------------------------------------------------------------------------------------------
              IMPACTS                            MEASURES                               POST-PROGRAMS
-----------------------------------------------------------------------------------------------------------------------
o    Employment demand increase      -    Design and completion of a            Information and communication
o    Room and board demand                local and regional labor
     increase                             contracting policy
                                     -    Advertising and communication
                                          of the local and regional
                                          non-skilled labor hiring policy
                                     -    Information of the sectors
                                          demanding labor
                                     -    Community Relations office             Labor contracting
                                     -    Information Meetings
                                     -    Agreement execution and hiring
                                          obligation compliance
                                     -    Agreements acting in favor of
                                          observing coexistence standards
--------------------------------------------------------------------------------

                     RESOLUTION NUMBER 0732 OF JULY 19, 2000

          "WHEREBY A HYDROCARBON EXPLOITATION ENVIRONMENTAL LICENSE IS
                                    GRANTED"


-----------------------------------------------------------------------------------------------------------------------
o    Temporary increase of           -    Design and completion of              Service offer and demand Management
     external elements arrival            specifications and the rules
                                          of the game of the social
                                          incersion/inclusion of the
                                          external elements
--------------------------------------------------------------------------------
o    Migration - Expectations        -    Designing and completing of           Services
                                          educational campaigns
                                     -    Information meetings
-----------------------------------------------------------------------------------------------------------------------
o    Morbidity/ increase             -    Improvement project in
o    Social service demand                rendering of health services
     increase
-----------------------------------------------------------------------------------------------------------------------
o    Significant income increase     -    Designing hiring policy               Education and training
o    Price increase                  -    Hiring Agreements
o    Cost of living increase         -    Resolution agreement
                                          issuance of price regulation
                                     -    Advertising material
--------------------------------------------------------------------------------
o    Vehicle flow increase           -    Designing sign posting, and           Institutional strengthening
                                          accident prevention plans
                                     -    Advertising material
--------------------------------------------------------------------------------
o    Solid and liquid waste          -    Information meeting
     generation                      -    Advertising material
o    Superficial water
     contamination/pollution
--------------------------------------------------------------------------------
o    Public utilities demand         -    Educational campaigns on              Archaeological interest zones
     increase (water and sewage)          "water management"
                                     -    Improvement project on the
                                          offer in rendering water
                                          service
                                     -    Educational/Teaching
                                          material
-----------------------------------------------------------------------------------------------------------------------
o    Deterioration  of Vehicular     -    Designing of improvement
     infrastructure                       and maintenance works
                                     -    Construction works for
                                          improvement and
                                          maintaining rural area access
                                          roads
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
              IMPACTS                                                   MEASURES
-----------------------------------------------------------------------------------------------------------------------
o    Natural resource demand         -    Information meetings
     increase                        -    Educational campaigns
o    Cultural increase on natural    -    Designing and performing reforestation projects
     resources                       -    Seed bed installation
                                     -    Community agreements
-----------------------------------------------------------------------------------------------------------------------
o    Home transfers                  -    Information meetings
                                     -    Negotiation Meetings
                                     -    Transfer designing
                                     -    Agreements
-----------------------------------------------------------------------------------------------------------------------
o    Use of the land changes         -    Agreement and integration social projects with the community
                                     -    Information meetings
-----------------------------------------------------------------------------------------------------------------------
o    Community conflict              -    Information meetings
     generation and creation         -    Agreements and commitments
                                     -    Compliance meetings
                                     -    Contract execution and obligation compliance
-----------------------------------------------------------------------------------------------------------------------

                     RESOLUTION NUMBER 0732 OF JULY 19, 2000

          "WHEREBY A HYDROCARBON EXPLOITATION ENVIRONMENTAL LICENSE IS
                                    GRANTED"

-----------------------------------------------------------------------------------------------------------------------
o    Landscape damages               -    Information meetings
o    Space occupation                -    Agreements and commitments
                                     -    Compliance meetings
                                     -    Space management agreements
-----------------------------------------------------------------------------------------------------------------------
o    Damages on archeologically      -    Follow-up and supervision Plan
     sensible zones                  -    Rescue Plan
                                     -    Discovery Report, bordering interest area
                                     -    Oil activity staking
-----------------------------------------------------------------------------------------------------------------------
o    Atmosphere and noise            -    Information meetings
     pollution                       -    Advertising material
-----------------------------------------------------------------------------------------------------------------------
o    Offer and demand alteration,    -    Information meetings
     productive processes            -    Productive process management support project
o    Productive activity changes     -    Establishment of Productive and environmental management Foundation
-----------------------------------------------------------------------------------------------------------------------
o    Community management            -    Meetings and agreements
     demand increase                 -    Joint cooperation agreements
-----------------------------------------------------------------------------------------------------------------------
o    Institutional management        -    Meetings and agreements
     demand increase                 -    Technical, financial and managerial advisory
                                     -    Agreements and joint cooperation advisory
-----------------------------------------------------------------------------------------------------------------------

ARTICLE FIFTH-. The Company GHK COMPANY COLOMBIA. shall inform this Ministry about changes for modifications of the Environmental License, when the conditions of the area of intervention defined in the EIA vary with time towards restrictive scenarios for the licensed activities.

ARTICLE SIXTH-. During the time of the project completion, a permanent environmental follow-up shall be done, by means of an Environmental Audit so as to monitor the activities and to verify compliance with the obligations set forth in the Environmental Impact Study, in the Environmental Management Plan, and in this Resolution.

An environmental management and progress report shall be submitted, before this Ministry and the Corporacion Autonoma Regional de Cundinamarca (CAR) every six months, the report shall include an itemized exploitation activity description, and its environmental management as well as the environmental incident reports.

This report shall include at least the measure implementation evaluation as adopted in the Environmental Management Plan, follow-up, monitoring, result and conclusion analyses report program. Likewise, any contingencies that may rise shall be reported, and such contingencies shall be reported on a monthly basis.

The report shall be focused on the analysis of the implementation of the various environmental management measures that are adopted. The semiannual report shall include the progress in the Social Management Plan, by submitting not only the progress report but also a copy of the various interinstitutional and community agreements.

Likewise, such auditing shall develop a monitoring and follow-up program on water, air, and soil quality as follows:

1. The surface water quality monitoring shall be quarterly prepared in the streams within the area of influence of the project, during all the field operation phase, based on the sample points submitted for the characterization of the main line of the environmental impact study for the development of Dindal and Rio Seco blocks.

2. During the drilling of the developing wells, the monitoring shall be done in the streams adjacent to the location on a monthly basis, upstream and downstream at the points where the tributaries enter the flows of the stream.

                     RESOLUTION NUMBER 0732 OF JULY 19, 2000

          "WHEREBY A HYDROCARBON EXPLOITATION ENVIRONMENTAL LICENSE IS
                                    GRANTED"


3. The standards to be followed are: pH, total suspended solids, dissolved solids, fat and oils, dissolved oxygen, coliformes fecales, and totals, temperature, heat, turbidity chlorides, sulfates, nitrates, nitrites an conductivity, phenols, and hydrocarbons, which must comply with the standards set forth in Decree 1594/84 articles, 38,39, 40, and 41.

4. The underground water quality monitoring shall be quarterly done both in the drilling platform areas, production facilities, grease waste management areas, and drilling cuttings, sanitary tanks, and industrial injection waste water wellsites.

     In each of these areas a minimum of six (6) monitoring wells shall be installed per hectare. The measurement standards are: grease and oil contents, pH, conductivity, sulfates, chlorides, and phenols.

5. Soil monitoring (quarterly frequency). GHK shall perform the following for the oily muds and drilling cuttings by the biodegradation system:

6. Bearing in mind that in Colombia there are no standards which define the soil quality control to evaluate the efficiency of the biodegradable systems, the 29B Standard of Louisiana State (United States) from October 20, 1990 shall be followed. The following are the standards to be evaluated:


------------------------------------------------------------------------------------------------
                         29B STANDARD - LOIISIANA- OCTOBER 20, 1990
------------------------------------------------------------------------------------------------
              STANDARD                             UNITS                         VALUE
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
                 pH
------------------------------------------------------------------------------------------------
      Sodium absorption reason                                               less than 12
------------------------------------------------------------------------------------------------
     Interchangeable sodium
          percentage                                                         less than 15%
------------------------------------------------------------------------------------------------
       Electric conductivity                                                  less than 4
------------------------------------------------------------------------------------------------
           Oils and fats                                                     less than 1%
------------------------------------------------------------------------------------------------
              Arsenic
------------------------------------------------------------------------------------------------
  Barium (hilly/mountainous land)
------------------------------------------------------------------------------------------------
              Cadmium
------------------------------------------------------------------------------------------------
              Chromium
------------------------------------------------------------------------------------------------
                Lead
------------------------------------------------------------------------------------------------
              Mercury
------------------------------------------------------------------------------------------------
              Selenium
------------------------------------------------------------------------------------------------
                Zinc
------------------------------------------------------------------------------------------------
               Silver
------------------------------------------------------------------------------------------------

In addition to the standards described herein, a follow-up shall be done on the class, fertility, and soil quality, prior, during and after the biodegradation treatment, which shall be completed upon the compliance of the established quality standards.

The land on which the biodegradation of oily wastes and drilling cuttings shall be developed shall have a surface water drainage, which shall be collected in a sump, from which these will be transported to the water treatment pools.

7.       AIR QUALITY MONITORING

ATMOSPHERIC EMISSIONS: For the Early Production Facility (EPP) monitoring shall be done in the areas established in the specifications No. 4-01 of the supplementary EIS document. For the Industrial Complex of Santacruz, the following places shall be taken as reference for the air quality monitoring:
Police station in Guaduas, Facilities area entrance, TP.3 location, and half way to the Western border of the complex. The frequency for the air quality monitoring is semiannual and the standards to be analyzed are those established as follows:

                     RESOLUTION NUMBER 0732 OF JULY 19, 2000

          "WHEREBY A HYDROCARBON EXPLOITATION ENVIRONMENTAL LICENSE IS
                                    GRANTED"


               QUALITY AIR STANDARDS (ug/m(3)) Decree 02 of 1982

--------------------------------------------------------------------------------------------------
            Contaminator                  Schedule Standard       Daily Standard    Annual
                                                                                   Standard
--------------------------------------------------------------------------------------------------
      Total Particled Material
--------------------------------------------------------------------------------------------------
                PM10
--------------------------------------------------------------------------------------------------
           Nitrogen Oxide
--------------------------------------------------------------------------------------------------
           Sulfur Oxides
--------------------------------------------------------------------------------------------------
          Carbon monoxide
--------------------------------------------------------------------------------------------------
               Ozone
--------------------------------------------------------------------------------------------------
            Hydrocarbons
--------------------------------------------------------------------------------------------------

8. NOISE MONITORING: For the EPP area, this will be done as set forth in the specifications 4.01 of the supplementary EIS document. For the Industrial Complex of Santacruz, the following places shall be taken as reference for noise monitoring: Police Station in Guaduas, facilities entrance, TP.3 well and half way to the Western complex border.

              ENVIRONMENTAL NOISE STANDARDS RESOLUTION 8321 OF 1983

                                  Nivel de presion sonora de decibeles/Sound
                                  pressure level in decibels
----------------------------------------------------------------------------------------------------
          Receipt Areas                             Day period                      Night period
----------------------------------------------------------------------------------------------------
Zone 1- Residential
----------------------------------------------------------------------------------------------------
Zone 2 -Commercial
----------------------------------------------------------------------------------------------------
Zone 3 - Industrial
----------------------------------------------------------------------------------------------------
Zone 4 - Peaceful
----------------------------------------------------------------------------------------------------

The water, air, and soil monitoring results shall be informed to this Ministry and the Corporacion Autonoma Regional de Cundinamarca (CAR) in each of the progress and environmental management reports, by attaching an isonoice map at a maximum interval of 25 meters and a 200- meter radio as of the borders of the facilities, for the EPP and the industrial complex of Santacruz; for the areas during the drilling phase the noise monitoring shall be done as of the well axis, by enclosing an isonoise map with a maximum interval of 25 meters and a 200-meter radio. Such monitoring shall take into account other emissions sources such as generators, flares, and compressors.

Likewise the Environmental Auditors shall submit the results of the characterization of the atmospheric emissions produced by the incinerator, contained in the progress environmental management reports.

Upon the completion of the flow line hydrostatic test of ES-4 to the TP-1, the auditing shall prepare the physical-chemical quality analysis of the surface sources in the sampling sites defined in the drawing No. 5 CB-1425, and in accordance with the standards set forth in the Environmental Management Plan
(EMP) as follows:

o    Punto 1.y 2 Cano NN7........
o    Punto 19 Cano NN2......

In order to complete the hydrostatic test, the Transfer line from the TP-1 up to k2+428 of the Guaduas-La Dorada Pipeline, the Environmental Auditors shall prepare the physical-chemical quality analysis of the surface sources in the following sampling sites:

o    Punto 1 Cano........
o    Punto 7 Rio Guaduero......

                     RESOLUTION NUMBER 0732 OF JULY 19, 2000

          "WHEREBY A HYDROCARBON EXPLOITATION ENVIRONMENTAL LICENSE IS
                                    GRANTED"


ARTICLE SEVENTH-. The beneficiary of the Environmental License shall pay to the Corporacion Autonoma Regional de Cundinamarca (CAR), the corresponding amount for the retributive tax, compensatory rates, and for the amount of water used, damages or usgee of the renewable natural resources.

ARTICLE EIGHTH-. In the event that while the works or operation are being carried out, any unforeseen environmental aspect may occur, the Environmental License and Environmental Management Plan beneficiary shall suspend the works and inform the Ministry of Environment immediately, so that the Ministry shall determine and request the corrective measures that the Ministry may deem necessary, without prejudice against the measures that the Company GHK COMPANY COLOMBIA may take, to avoid the environmental deterioration.

Non-compliance with these measures, may be a strong reason to apply existing legal penalties, sanctions and fines.

ARTICLE NINTH: The Company GHK COMPANY COLOMBIA shall be liable for any damages and/or environmental damages created by the company or by the its contractors, and shall perform all the necessary activities required to correct the environmental effects which may have been caused.

ARTICLE TENTH-. The Environmental License granted herein covers only the works and activities set forth in the Environmental Impact Study, in the Environmental Management Plans and in the Resolution herein.

Any modification to the conditions of the Environmental License, the Environmental Management Plan, shall be informed immediately in writing to the Ministry of Environment for an evaluation and approval. Except for the modifications referred to in the Resolution No. 1137 of October 23, 1996, at which case the beneficiary of the environmental License and the Environmental Management Plans shall only inform, in advance, this Ministry about the fulfillment of any such modifications.

Likewise, the Environmental License modifications shall be requested and obtained, whenever a natural renewable resource is intended to be used, exploited or affected, as opposed to those resources honored herein, or under conditions which are different from those set forth in the Environmental Impact Study, and in the decision herein.

ARTICLE ELEVENTH-. The Company GHK COMPANY COLOMBIA shall previously inform this Ministry in writing about any modifications that may entail changes in the project for its evaluation and approval.

ARTICLE TWELFTH-. In the event that there may be archaeological traces while the project works are being developed, the Company GHK COMPANY COLOMBIA shall immediately inform the Instituto Colombiano de Antroplogia-ICAN from the Ministry of Culture eras well as this Ministry. ICAN shall determine the need to perform an excavation phase or archaeological rescue.

ARTICLE THERTEENTH: The Company GHK COMPANY COLOMBIA shall execute a performance insurance policy to the name of the Ministry of Environment for each of the activities performed in the Guaduas field in the Dindal and Rio Seco blocks, for equivalent to a 30% annual cost of the Environmental Management Plan and valid for the project lifetime and two more years. Such insurance policy shall be renewed every year.

ARTICLE FORTEENTH-: The Ministry of Environment shall monitor the fulfillment of the works and shall verify, at any time, the compliance of the provisions set forth herein, and in the contents of the Environmental Impact Study and in the Environmental Management Plans.

Any non-compliance of the above shall give rise to the application of existing legal penalties.

                     RESOLUTION NUMBER 0732 OF JULY 19, 2000

          "WHEREBY A HYDROCARBON EXPLOITATION ENVIRONMENTAL LICENSE IS
                                    GRANTED"


ARTICLE FIFTEEHTH- The Environmental License hereby granted does not cover the capturing or extracting of fauna specimens or wild flora.

ARTICLE SIXTEENTH-. The Company GHK COMPANY COLOMBIA shall invest one (1%) of the project's total investment, in recovery, preservation, and monitoring activities of the basin(s) nurturing the respective hydric source, in accordance with that set forth in article 43 of the Law 99 of 1993.

The Company shall present an investment plan with its corresponding activity timeline, in a maximum period of 4 months upon the execution of this order, whereas the Company determines which of the following activities shall be developed: reforestation, erosion control and soil recovery works, management of forest regeneration process, and other similar activities.

These activities in which the investment shall be made, must be agreed upon with the Corporacion Autonoma Regional de Cundinamarca (CAR) and shall be directly performed by the beneficiary company of the Environmental License.

ARTICLE SEVENTEENTH.- In order to prevent forest fires field personnel shall abstain from lightning fires, felling trees or supplying vegetal material.

ARTICLE EIGHTEENTH - The Company GHK COMPANY COLOMBIA shall inform, in writing, the contractors and in general all the personnel involved in the project about the obligations, control and prohibition means determined by the Ministry of Environment the Resolution herein, as well as those obligations defined in the Environment Impact Study and in the Environmental Management Plans submitted by the company, and shall demand the compliance of said obligations.

ARTICLE NINETEENTH.- The Company GHK COMPNY COLOMBIA may not perform works within the fringe owned by the State referred to in article 83 of the Decree 2611 of 1974, or in the retrieval areas of the surface waters established by the territorial entity of the jurisdiction where the project will be developed. Anyhow for crossings of water beds identified in the Environmental Impact Study, submitted by the beneficiary of this License before the Ministry of Environment, this fringe may be intervened taking, into account that GHK has the permits for usage and exploitation or damage of the natural resources needed in performing the works.

ARTICLE TWENTIETH. - Upon the completion of the various field works, the Company GHK COMPANY COLOMBIA shall duly have all the evidence of waste elements and materials, so that the landscape is not altered or the environment deteriorated.

ARTICLE TWENTYSECOND. - The Company GHK COMPANY COLOMBIA shall perform the project in accordance with the information submitted before this Ministry.

ARTICLE TWENTYTHIRD. - The validity of the Environmental License herein shall be that of the time that will take the project.

ARTICLE TWENTYFOURTH. - The beneficiary of the Environmental License shall inform the municipal authorities of the region about the project and its scope aimed towards obtaining the required permits necessary for the completion of the planned works.

ARTICLE TWENTYFIFTH. - The Environmental License hereby granted by means of this administrative act, shall confer no actual rights upon the lands affected by the project.

ARTICLE TWENTYSIXTH. - The Company GHK COMPANY COLOMBIA shall inform in advance and in writing this Ministry and the Corporacion Autonoma Regional de Cundinamarca (CAR), the date when the works will be initiated.

                     RESOLUTION NUMBER 0732 OF JULY 19, 2000

          "WHEREBY A HYDROCARBON EXPLOITATION ENVIRONMENTAL LICENSE IS
                                    GRANTED"


ARTICLE TWENTYSEVENTH. - Send copies of this Resolution, by the Environmental License Legal Secretariat, to the Governor's office of the Department of Cundinamarca, to the Municipal Mayor`s office of Guaduas, Chaguani, Viani, Villeta, Quebrada Negar, Utica, and Caparrapi, and the Corporacion Autonoma Regional de Cundinamarca (CAR).

ARTICLE TWENTYEIGHTH. - Notify the contents of this Administrative Act to the Legal Representative of the Company GHK COMPANY COLOMBIA, or to its attorney duly appointed.

ARTICLE TWENTYNINTH. - The Company GHK COMPANY COLOMBIA shall advertise at its expense in a nation-wide newspaper the heading and the resolution portion of this order, and of which copy shall be sent to the Ministry of Environment destined to file No. 679.

ARTICLE THIRTIETH. The right of petition-may be filed against the present Administrative Act by governmental action, which may be filed before the Ministry of Environment in writing in the 5 first days following its notification pursuant to article 50 and following, of the Administrative Law Code.

                            TO BE ENTERED ACCORDINGLY

JUAN MAYR MALDONADO
Minister of Environment